UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                January 23, 2006

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

                0-29798                             23-1408659
                -------                             ----------
        (Commission File Number)       (I.R.S. employer identification number)

        2530 Riva Road, Suite 201
          Annapolis, Maryland                            21401
          -------------------                            -----
 (Address of principal executive office)              (Zip code)

               Registrant's telephone number, including area code

                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  Other Events.

     On December 21, 2005 the Securities and Exchange Commission issued Release No. 33-8644 "Revisions to Accelerated Filer Definition and Accelerated Deadlines For Filing Periodic Reports" ("the Release"). Included in the Release was an amendment to revise the definition of the term "accelerated filer" to permit an accelerated filer that has an aggregate worldwide market value of voting and non-voting common equity held by non-affiliates of less than $50 million to exit accelerated filer status at the end of the fiscal year in which the company's equity falls below $50 million as of the last business day of its second fiscal quarter and to file its annual report for that year and subsequent periodic reports on a non-accelerated basis.

     The aggregate worldwide market value of CompuDyne Corporation's ("CompuDyne") equity held by non-affiliates as of June 30, 2005, the last business day of CompuDyne's second fiscal quarter, was less than $50 million. As a result, as of December 31, 2005, CompuDyne exited accelerated filer status.

     Prior to the Release CompuDyne was classified as an "accelerated filer" and was required to comply with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. In light of the Release, CompuDyne, as a non-accelerated filer as of December 31, 2005, is not required to comply with
Section 404 for the year ended December 31, 2005. In complying with the Section 404 requirements for the year ended December 31, 2004, CompuDyne incurred approximately $2.2 million in external expenses and estimates having incurred approximately $900 thousand in external charges for the year ended December 31, 2005. As a result of the Release, CompuDyne will not incur any other fees relating to Section 404 compliance for 2005.

     CompuDyne is committed to continuing the positive influence that Section 404 of the Sarbanes-Oxley Act of 2002 has placed upon CompuDyne. In 2006, management plans to perform an internal evaluation of internal controls throughout the organization and to continually evaluate the performance of its controls.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: January 23, 2006



                                        COMPUDYNE CORPORATION



                                        By: /s/ Geoffrey F. Feidelberg
                                            --------------------------
                                            Geoffrey F. Feidelberg
                                       Its: Chief Financial Officer